SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 2006

                         ADDISON-DAVIS DIAGNOSTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                              000-25022                            80-0103134
(State or Other Jurisdiction of           (Commission File Number)        (IRS Employer Identification Number)
        Incorporation)


          143 Triunfo Canyon Rd., Suite 104, Westlake Village CA 91361
               (Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: 805-494-7838
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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As used herein, the terms, "we," "us," "our," and the "Company" refers to
Addison-Davis Diagnostics, Inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01  Change in Registrant's Certifying Accountant

(A) Resignation of Armando C. Ibarra, C.P.A.

On September 18, 2006, Armando C. Ibarra, C.P.A. resigned as our principal independent accountant,

Armando C. Ibarra, C.P.A. has served as our principal independent accountant from November 16, 2004 and the fiscal year June 30, 2005, inclusive through September 18, 2006.

The principal independent accountant's report issued by Armando C. Ibarra, C.P.A. for the year ended June 30, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles, except that the Armando C. Ibarra, C.P.A.'s opinion in its report on our financial statements for the year ended June 30, 2005 expressed substantial doubt with respect to the Company's ability to continue as a going concern.

We are able to report that during the year ended June 30, 2005 through September 18, 2006 there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B and there were no disagreements with Armando C. Ibarra, C.P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods.

We have requested that Armando C. Ibarra, C.P.A. furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B) Engagement of Chang G. Park, C.P.A., Ph. D.

On September 19, 2006, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. ("Park") as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the year ended June 30, 2005 and through September 19, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.


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ITEM 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

                                Index to Exhibits

16.1 Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission dated as of September 22, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Addison-Davis Diagnostics, Inc.


Date: September 22, 2006                     By: /s/ Charles Miseroy
                                                 -------------------------------
                                                 Charles Miseroy, President

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